METRIC WISDOM FUNDS
                        (formerly known as WALLACE FUND)

                                All Sectors Fund
                     (formerly known as Wallace Growth Fund)

                          Supplement to the Prospectus
                               Dated May 22, 2002



                       Supplement effective July 19, 2002

On July 17, 2002, Wallace Fund, a Delaware business trust, filed with the Secretary of State of the State of Delaware, a Certificate of Amendment to Certificate of Trust, whereby Wallace Funds effectively changed its name to METRIC WISDOM FUNDS (the "Trust"). As a result of this name change, Wallace Growth Fund, a series of the Trust, will now be known as ALL SECTORS FUND.